EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2011 Results

SAN RAFAEL, Calif., Jan. 19, 2012 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported fourth quarter 2011 net income of $21.8 million, or $0.77 diluted earnings per share ("EPS"), compared to $22.4 million, or $0.79 EPS in the prior quarter, and $23.7 million, or $0.81 EPS in the fourth quarter 2010. Fourth quarter 2011 net income represents an annualized return on average common equity of 15.9 percent.

"The banking industry is experiencing revenue pressure due to the low-interest rate environment. Westamerica's annualized net interest margin was 5.24 percent in the fourth quarter 2011, down from 5.39 percent in the fourth quarter 2010. Interest rates on newly originated loans and purchased investment securities are lower than our aggregate portfolio yields. To offset the effect of declining asset yields, we continue focusing on building checking and savings deposits to reduce our interest cost which was 0.18 percent in the fourth quarter 2011, down from 0.29 percent in the fourth quarter 2010. To offset these cyclical revenue pressures, we have worked diligently to reduce operating costs, which were $850 thousand lower in the fourth quarter 2011 compared to the fourth quarter 2010. Our credit quality continues to improve with nonperforming assets declining to $101 million at December 31, 2011 from $144 million at December 31, 2010," said Chairman, President and CEO David Payne. "Our shareholder dividend was increased to $0.37 per share in the fourth quarter 2011, and we repurchased 360 thousand shares during the quarter," Payne added.

Net interest income on a fully taxable equivalent basis (FTE) was $53.4 million for the fourth quarter 2011, compared to $54.7 million (FTE) for the prior quarter and $56.4 million (FTE) for the fourth quarter 2010. The fourth quarter 2011 annualized net interest margin was 5.24 percent (FTE), compared to 5.32 percent (FTE) for the prior quarter and 5.39 percent (FTE) for the fourth quarter 2010.

The provision for loan losses was $2.8 million for the fourth quarter 2011, unchanged from the prior quarter and fourth quarter 2010.

The allowance for loan losses was $32.6 million at December 31, 2011 and $35.6 million at December 31, 2010. Nonperforming originated loans were $17.6 million and $21.6 million at December 31, 2011 and December 31, 2010, respectively. Nonperforming purchased loans indemnified by the Federal Deposit Insurance Corporation (FDIC) totaled $14.6 million at December 31, 2011 (net of a $4.7 million fair value discount) compared to $47.5 million at December 31, 2010. Nonperforming purchased loans without FDIC indemnification totaled $23.2 million at December 31, 2011 (net of a $6.2 million fair value discount) compared to $39.2 million at December 31, 2010.

Noninterest income for the fourth quarter 2011 was $14.9 million, compared to $15.2 million for the prior quarter and $15.1 million for the fourth quarter 2010.

Noninterest expense for the fourth quarter of 2011 totaled $30.7 million, reduced from $31.4 million for the prior quarter and $31.5 million for the fourth quarter 2010. FDIC insurance assessments and costs associated with managing nonperforming assets are elevated in the current operating environment.

At December 31, 2011, Westamerica Bancorporation's total regulatory capital ratio was 15.7 percent and Westamerica Bank's total regulatory capital ratio was 15.2 percent; both regulatory measurements exceed the "well-capitalized" level of ten percent.

Westamerica operates commercial banking offices throughout Northern and Central California. At December 31, 2011, Westamerica's total assets were $5.0 billion and total loans were $2.5 billion.

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2010 filed on Form 10-K and quarterly report for the quarter ended September 30, 2011 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 19, 2012
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2011

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'11	Q4'10	Change	Q3'11

Net Interest Income (FTE)	$53,362	$56,412	-5.4%	$54,675
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Total Noninterest Income	14,857	15,143	-1.9%	15,205
Noninterest Expense:
Settlements	--	20	n/m	--
Other	30,663	31,493	-2.6%	31,383
Total Noninterest Expense	30,663	31,513	-2.7%	31,383
Income Before Taxes (FTE)	34,756	37,242	-6.7%	35,697
Income Tax Provision (FTE)	12,951	13,511	-4.2%	13,265
Net Income	$21,805	$23,731	-8.1%	$22,432

Average Common Shares Outstanding	28,296	29,103	-2.8%	28,433
Diluted Average Common Shares	28,334	29,341	-3.4%	28,498

Operating Ratios:
Basic Earnings Per Common Share	$0.77	$0.82	-6.1%	$0.79
Diluted Earnings Per Common Share	0.77	0.81	-4.9%	0.79
Return On Assets (a)	1.73%	1.87%		1.81%
Return On Common Equity (a)	15.9%	17.5%		16.4%
Net Interest Margin (FTE) (a)	5.24%	5.39%		5.32%
Efficiency Ratio (FTE)	44.9%	44.0%		44.9%

Dividends Paid Per Common Share	$0.37	$0.36	2.8%	$0.36
Common Dividend Payout Ratio	48%	44%		46%

			%
	12/31'11YTD	12/31'10YTD	Change

Net Interest Income (FTE)	$218,867	$226,683	-3.4%
Provision for Loan Losses	11,200	11,200	0.0%
Noninterest Income	60,097	61,454	-2.2%
Noninterest Expense:
Settlements	2,100	43	n/m
Other	125,578	127,104	-1.2%
Total Noninterest Expense	127,678	127,147	0.4%
Income Before Taxes (FTE)	140,086	149,790	-6.5%
Income Tax Provision (FTE)	52,198	55,213	-5.5%
Net Income	$87,888	$94,577	-7.1%

Average Common Shares Outstanding	28,628	29,166	-1.8%
Diluted Average Common Shares	28,742	29,471	-2.5%

Operating Ratios:
Basic Earnings Per Common Share	$3.07	$3.24	-5.2%
Diluted Earnings Per Common Share	3.06	3.21	-4.7%
Return On Assets	1.78%	1.95%
Return On Common Equity	16.1%	18.1%
Net Interest Margin (FTE)	5.32%	5.54%
Efficiency Ratio (FTE)	45.8%	44.1%

Dividends Paid Per Common Share	$1.45	$1.44	0.7%
Common Dividend Payout Ratio	47%	45%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'11	Q4'10	Change	Q3'11

Interest and Fee Income (FTE)	$55,217	$59,477	-7.2%	$56,746
Interest Expense	1,855	3,065	-39.5%	2,071
Net Interest Income (FTE)	$53,362	$56,412	-5.4%	$54,675

Average Earning Assets	$4,052,476	$4,164,013	-2.7%	$4,093,020
Average Interest--
Bearing Liabilities	2,846,417	2,964,999	-4.0%	2,822,805

Yield on Earning Assets (FTE) (a)	5.42%	5.68%		5.52%
Cost of Funds (a)	0.18%	0.29%		0.20%
Net Interest Margin (FTE) (a)	5.24%	5.39%		5.32%
Interest Expense/
Interest-Bearing Liabilities (a)	0.26%	0.41%		0.29%
Net Interest Spread (FTE) (a)	5.16%	5.27%		5.23%

			%
	12/31'11YTD	12/31'10YTD	Change

Interest and Fee Income (FTE)	$227,249	$239,523	-5.1%
Interest Expense	8,382	12,840	-34.7%
Net Interest Income (FTE)	$218,867	$226,683	-3.4%

Average Earning Assets	$4,113,375	$4,094,511	0.5%
Average Interest--
Bearing Liabilities	2,848,441	2,849,262	0.0%

Yield on Earning Assets (FTE)	5.52%	5.85%
Cost of Funds	0.20%	0.31%
Net Interest Margin (FTE)	5.32%	5.54%
Interest Expense/
Interest-Bearing Liabilities	0.29%	0.45%
Net Interest Spread (FTE)	5.23%	5.40%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'11	Q4'10	Change	Q3'11

Total Assets	$5,013,227	$5,032,157	-0.4%	$4,920,482
Total Earning Assets	4,052,476	4,164,013	-2.7%	4,093,020
Total Loans	2,587,303	2,958,095	-12.5%	2,691,085
Commercial Loans	575,607	744,830	-22.7%	610,863
Commercial RE Loans	1,139,249	1,283,836	-11.3%	1,185,692
Consumer Loans	872,447	929,429	-6.1%	894,530
Total Investment Securities	1,465,173	1,205,918	21.5%	1,401,935
Available For Sale (Market)	667,514	601,764	10.9%	705,686
Held To Maturity	797,659	604,154	32.0%	696,249
Unrealized Gain	24,690	13,983	n/m	22,424

Loans/Deposits	60.9%	71.1%		64.8%

			%
	12/31'11YTD	12/31'10YTD	Change

Total Assets	$4,950,754	$4,853,480	2.0%
Total Earning Assets	4,113,375	4,094,511	0.5%
Total Loans	2,736,545	2,954,033	-7.4%
Commercial Loans	643,254	771,834	-16.7%
Commercial RE Loans	1,199,390	1,245,369	-3.7%
Consumer Loans	893,901	936,830	-4.6%
Total Investment Securities	1,376,830	1,140,478	20.7%
Available For Sale (Market)	704,394	483,214	45.8%
Held To Maturity	672,436	657,264	2.3%
Unrealized Gain	24,690	13,983	n/m

Loans/Deposits	65.6%	73.9%

4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
			%
	Q4'11	Q4'10	Change	Q3'11

Total Deposits	$4,248,191	$4,159,497	2.1%	$4,155,812
Noninterest Demand	1,559,801	1,468,098	6.2%	1,494,773
Interest Bearing Transaction	727,617	721,521	0.8%	707,328
Savings	1,145,110	1,063,554	7.7%	1,119,360
Time greater than $100K	521,742	556,635	-6.3%	530,583
Time less than $100K	293,921	349,689	-15.9%	303,768
Total Short-Term Borrowings	116,973	181,349	-35.5%	105,382
Federal Home Loan Bank Advances	26,054	65,868	-60.4%	35,309
Debt Financing and Notes Payable	15,000	26,383	-43.1%	21,075
Shareholders' Equity	545,654	537,204	1.6%	541,369

Demand Deposits/
Total Deposits	36.7%	35.3%		36.0%
Transaction & Savings
Deposits / Total Deposits	80.8%	78.2%		79.9%

			%
	12/31'11YTD	12/31'10YTD	Change

Total Deposits	$4,171,894	$3,998,490	4.3%
Noninterest Demand	1,496,362	1,412,702	5.9%
Interest Bearing Transaction	713,754	682,278	4.6%
Savings	1,112,364	994,604	11.8%
Time greater than $100K	535,866	550,810	-2.7%
Time less than $100K	313,548	358,096	-12.4%
Total Short-Term Borrowings	109,102	202,663	-46.2%
Federal Home Loan Bank Advances	41,741	34,378	21.4%
Debt Financing and Notes Payable	22,066	26,433	-16.5%
Shareholders' Equity	544,458	522,183	4.3%

Demand Deposits/
Total Deposits	35.9%	35.3%
Transaction & Savings
Deposits / Total Deposits	79.6%	77.3%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,052,476	$55,217	5.42%
Total Loans (FTE)	2,587,303	38,936	5.97%
Commercial Loans (FTE)	575,607	9,932	6.85%
Commercial RE Loans	1,139,249	18,676	6.50%
Consumer Loans	872,447	10,328	4.70%
Total Investments (FTE)	1,465,173	16,281	4.44%

Interest Expense Paid
Total Earning Assets	4,052,476	1,855	0.18%
Total Interest-Bearing Liabilities	2,846,417	1,855	0.26%
Total Interest-Bearing Deposits	2,688,390	1,461	0.22%
Interest-Bearing Transaction	727,617	144	0.08%
Savings	1,145,110	356	0.12%
Time less than $100K	293,921	496	0.67%
Time greater than $100K	521,742	465	0.35%
Total Short-Term Borrowings	116,973	71	0.24%
Federal Home Loan Bank Advances	26,054	122	1.87%
Debt Financing and Notes Payable	15,000	201	5.35%

Net Interest Income and
Margin (FTE)		$53,362	5.24%

	Q4'10
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,164,013	$59,477	5.68%
Total Loans (FTE)	2,958,095	44,929	6.03%
Commercial Loans (FTE)	744,830	12,021	6.40%
Commercial RE Loans	1,283,836	20,526	6.34%
Consumer Loans	929,429	12,382	5.29%
Total Investments (FTE)	1,205,918	14,548	4.83%

Interest Expense Paid
Total Earning Assets	4,164,013	3,065	0.29%
Total Interest-Bearing Liabilities	2,964,999	3,065	0.41%
Total Interest-Bearing Deposits	2,691,399	2,002	0.30%
Interest-Bearing Transaction	721,521	233	0.13%
Savings	1,063,554	585	0.22%
Time less than $100K	349,689	345	0.39%
Time greater than $100K	556,635	839	0.60%
Total Short-Term Borrowings	181,349	454	0.98%
Federal Home Loan Bank Advances	65,868	187	1.11%
Debt Financing and Notes Payable	26,383	422	6.40%

Net Interest Income and
Margin (FTE)		$56,412	5.39%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'11	Q4'10	Change	Q3'11

Service Charges on Deposits	$6,994	$7,984	-12.4%	$7,430
Merchant Processing Services	2,515	2,427	3.6%	2,358
Debit Card Fees	1,204	1,210	-0.5%	1,269
ATM Processing Fees	904	931	-2.9%	980
Trust Fees	480	447	7.3%	432
Financial Services Commissions	165	164	0.9%	111
Other Income	2,595	1,980	31.0%	2,625
Total Noninterest Income	$14,857	$15,143	-1.9%	$15,205

Total Revenue (FTE)	$68,219	$71,555	-4.7%	$69,880
Noninterest Income/Revenue (FTE)	21.8%	21.2%		21.8%
Service Charges/Avg. Deposits (a)	0.65%	0.76%		0.71%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.57	$9.75	-1.9%	$9.75
			%
	12/31'11YTD	12/31'10YTD	Change

Service Charges on Deposits	$29,523	$33,517	-11.9%
Merchant Processing Services	9,436	9,057	4.2%
Debit Card Fees	4,956	4,888	1.4%
ATM Processing Fees	3,815	3,848	-0.8%
Trust Fees	1,887	1,705	10.7%
Financial Services Commissions	423	747	-43.4%
Other Income	10,057	7,692	30.7%
Total Noninterest Income	$60,097	$61,454	-2.2%

Total Revenue (FTE)	$278,964	$288,137	-3.2%
Noninterest Income/Revenue (FTE)	21.5%	21.3%
Service Charges/Avg. Deposits	0.71%	0.84%
Total Revenues (FTE) Per Avg.
Common Share	$9.74	$9.88	-1.4%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'11	Q4'10	Change	Q3'11

Salaries & Benefits	$14,113	$14,899	-5.3%	$14,401
Occupancy	4,124	4,073	1.3%	4,010
Outsourced Data Processing	2,101	2,329	-9.8%	2,165
Settlements	--	20	n/m	--
Amortization of
Identifiable Intangibles	1,470	1,622	-9.3%	1,477
Professional Fees	1,314	896	46.6%	1,185
Equipment	922	1,091	-15.5%	943
Other Real Estate Owned	623	243	n/m	700
Courier Service	806	859	-6.1%	840
Deposit Insurance Assessment	740	1,320	-43.9%	740
Loan Expense	589	391	50.5%	578
Telephone	420	448	-6.4%	422
Postage	383	289	32.7%	353
Operational Losses	236	213	10.8%	226
Stationery & Supplies	340	329	3.4%	272
Other Operating	2,482	2,491	-0.4%	3,071
Total Noninterest Expense	$30,663	$31,513	-2.7%	$31,383

Noninterest Expense/
Avg. Earning Assets (a)	3.00%	3.00%		3.04%
Noninterest Expense/Revenues (FTE)	44.9%	44.0%		44.9%

			%
	12/31'11YTD	12/31'10YTD	Change

Salaries & Benefits	$58,501	$61,748	-5.3%
Occupancy	16,209	15,633	3.7%
Outsourced Data Processing	8,844	8,957	-1.3%
Settlements	2,100	43	n/m
Amortization of
Identifiable Intangibles	5,975	6,333	-5.7%
Professional Fees	4,802	3,376	42.2%
Equipment	3,837	4,325	-11.3%
Other Real Estate Owned	2,458	895	174.6%
Courier Service	3,342	3,495	-4.4%
Deposit Insurance Assessment	3,440	5,168	-33.4%
Loan Expense	2,104	1,639	28.4%
Telephone	1,705	1,590	7.2%
Postage	1,467	1,540	-4.7%
Operational Losses	1,051	828	26.9%
Stationery & Supplies	1,259	1,285	-2.0%
Other Operating	10,584	10,292	2.8%
Total Noninterest Expense	$127,678	$127,147	0.4%

Noninterest Expense/
Avg. Earning Assets	3.10%	3.11%
Noninterest Expense/Revenues (FTE)	45.8%	44.1%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q4'11	Q4'10	Change	Q3'11

Average Total Loans	$2,587,303	$2,958,095	-12.5%	$2,691,085
Avg. Total Purchased
Covered Loans (1)	559,451	704,728	-20.6%	596,072
Avg. Total Purchased
Non-Covered Loans (2)	132,576	207,450	-36.1%	151,634
Avg. Total Originated Loans	1,895,276	2,045,917	-7.4%	1,943,379

Provision for Loan Losses	$2,800	$2,800	0.0%	$2,800
Gross Loan Losses	6,143	6,342	-3.1%	3,652
Net Loan Losses	3,096	5,293	-41.5%	2,915
Recoveries/Gross Losses	50%	17%		20%
Net Loan Losses/Avg.
Originated Loans (a)	0.65%	1.03%		0.60%
Provision for Loan Losses/
Avg. Originated Loans (a)	0.59%	0.54%		0.57%
Provision for Loan Losses/
Net Loan Losses	90.4%	52.9%		96.1%

			%
	12/31'11YTD	12/31'10YTD	Change

Average Total Loans	$2,736,545	$2,954,033	-7.4%
Avg. Total Purchased
Covered Loans (1)	618,343	766,369	-19.3%
Avg. Total Purchased
Non-Covered Loans (2)	163,808	76,158	n/m
Avg. Total Originated Loans	1,954,394	2,111,506	-7.4%

Provision for Loan Losses	$11,200	$11,200	0.0%
Gross Loan Losses	20,259	20,268	0.0%
Net Loan Losses	14,239	16,607	-14.3%
Recoveries/Gross Losses	30%	18%
Net Loan Losses/Avg.
Originated Loans	0.73%	0.79%
Provision for Loan Losses/
Avg. Originated Loans	0.57%	0.53%
Provision for Loan Losses/
Net Loan Losses	78.7%	67.4%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/11	12/31/10	Change	9/30/11

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$10,291	$20,845	-50.6%	$12,063
Performing Nonaccrual	5,256	23	n/m	5,235
Total Nonaccrual Loans	15,547	20,868	-25.5%	17,298
90+ Days Past Due Accruing Loans	2,047	766	167.3%	794
Total	17,594	21,634	-18.7%	18,092
Repossessed Loan Collateral	14,868	11,424	30.1%	14,939
Total Originated
Nonperforming Assets	32,462	33,058	-1.8%	33,031

Nonperforming Purchased Covered Loans(1):
Nonperforming Nonaccrual	9,388	28,581	-67.2%	10,635
Performing Nonaccrual	4,924	18,564	-73.5%	5,386
Total Nonaccrual Loans	14,312	47,145	-69.6%	16,021
90+ Days Past Due Accruing Loans	241	355	-32.1%	279
Total	14,553	47,500	-69.4%	16,300
Repossessed Purchased Covered
Loan Collateral (1)	19,135	21,791	-12.2%	23,160
Total Nonperforming Purchased
Covered Assets (1)	33,688	69,291	-51.4%	39,460

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	16,170	29,311	-44.8%	18,502
Performing Nonaccrual	7,037	9,852	-28.6%	7,039
Total Nonaccrual Loans	23,207	39,163	-40.7%	25,541
90+ Days Past Due Accruing Loans	34	1	n/m	--
Total	23,241	39,164	-40.7%	25,541
Repossessed Purchased Non-Covered
Loan Collateral (2)	11,632	2,196	n/m	9,732
Total Nonperforming Purchased
Non-Covered Assets (2)	34,873	41,360	-15.7%	35,273

Total Nonperforming Assets	$101,023	$143,709	-29.7%	$107,764

Total Originated Loans Outstanding	$1,862,607	$2,029,541	-8.2%	$1,920,286
Total Purchased Covered
Loans Outstanding (1)	535,278	692,972	-22.8%	575,353
Total Purchased Non-Covered
Loans Outstanding (2)	125,921	199,571	-36.9%	139,200
Total Loans Outstanding	$2,523,806	$2,922,084	-13.6%	$2,634,839

Total Assets	$5,042,161	$4,931,524	2.2%	$4,966,499

Originated Loans:
Allowance for Loan Losses	$32,597	$35,636	-8.5%	$32,893
Allowance/Originated Loans	1.75%	1.76%		1.71%
Nonperforming Originated Loans/
Total Originated Loans	0.94%	1.07%		0.94%
Allowance/Originated
Nonperforming Loans	185%	165%		182%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$46,282	$61,784		$48,965
Discount/Purchased Covered
Loans, gross	7.96%	8.19%		7.84%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	2.72%	6.85%		2.83%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$10,212	$32,381		$16,546
Discount/Purchased Non-Covered	7.50%	13.96%		10.62%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	18.46%	19.62%		18.35%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/11	12/31/10	Change	9/30/11

Shareholders' Equity	$558,641	$545,287	2.4%	$553,988
Tier I Regulatory Capital	405,506	412,463	-1.7%	403,287
Total Regulatory Capital	441,865	449,876	-1.8%	440,605

Total Assets	5,042,161	4,931,524	2.2%	4,966,499
Risk-Adjusted Assets	2,805,508	2,901,802	-3.3%	2,858,321

Shareholders' Equity/
Total Assets	11.08%	11.06%		11.15%
Shareholders' Equity/
Total Loans	22.13%	18.66%		21.03%
Tier I Capital/Total Assets	8.04%	8.36%		8.12%
Tier I Capital/
Risk-Adjusted Assets	14.45%	14.21%		14.11%
Total Regulatory Capital/
Risk-Adjusted Assets	15.75%	15.50%		15.41%
Tangible Common Equity Ratio	8.35%	8.15%		8.35%
Common Shares Outstanding	28,150	29,090	-3.2%	28,301
Book Value Per Common Share	$19.85	$18.75	5.9%	$19.57
Market Value Per Common Share	$43.90	$55.47	-20.9%	$38.32

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'11	Q4'10	Change	Q3'11

Total Shares Repurchased	361	128	n/m	316
Average Repurchase Price	$42.83	$50.35	-14.9%	$42.37
Net Shares Repurchased	151	28	n/m	239

			%
	12/31'11YTD	12/31'10YTD	Change

Total Shares Repurchased	1,317	533	n/m
Average Repurchase Price	$45.99	$53.87	-14.6%
Net Shares Repurchased	940	118	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/11	12/31/10	Change	9/30/11
Assets:
Cash and Money Market Assets	$530,045	$339,185	56.3%	$459,754

Investment Securities:
Available For Sale	638,753	671,484	-4.9%	683,640
Held to Maturity	922,803	580,728	58.9%	755,906

Purchased Covered Loans (1)	535,278	692,972	-22.8%	575,353
Purchased Non-Covered Loans (2)	125,921	199,571	-36.9%	139,200
Originated Loans	1,862,607	2,029,541	-8.2%	1,920,286
Allowance For Loan Losses	(32,597)	(35,636)	-8.5%	(32,893)
Total Loans, net	2,491,209	2,886,448	-13.7%	2,601,946

Non-Covered Other Real Estate
Owned	26,500	13,620	94.6%	24,671
Covered Other Real Estate
Owned (1)	19,135	21,791	-12.2%	23,160
Premises and Equipment, net	36,548	36,278	0.7%	36,098
Identifiable Intangibles, net	28,629	34,604	-17.3%	30,099
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	226,866	225,713	0.5%	229,552

Total Assets	$5,042,161	$4,931,524	2.2%	$4,966,499

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,562,254	$1,454,663	7.4%	$1,527,030
Interest-Bearing Transaction	734,988	718,885	2.2%	701,323
Savings	1,148,178	1,063,837	7.9%	1,137,919
Time	804,501	895,576	-10.2%	826,111
Total Deposits	4,249,921	4,132,961	2.8%	4,192,383

Short-Term Borrowed Funds	125,689	107,385	17.0%	120,917
Federal Home Loan Bank Advances	26,023	61,698	n/m	26,078
Debt Financing and Notes Payable	15,000	26,363	-43.1%	15,000
Other Liabilities	66,887	57,830	15.7%	58,133
Total Liabilities	4,483,520	4,386,237	2.2%	4,412,511

Shareholders' Equity:
Common Equity:
Paid-In Capital	380,835	381,609	-0.2%	377,458
Accumulated Other
Comprehensive Income	11,369	159	n/m	10,795
Retained Earnings	166,437	163,519	1.8%	165,735
Total Shareholders' Equity	558,641	545,287	2.4%	553,988

Total Liabilities and
Shareholders' Equity	$5,042,161	$4,931,524	2.2%	$4,966,499

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'11	Q4'10	Change	Q3'11
Interest & Fee Income:
Loans	$38,139	$44,028	-13.4%	$39,899
Money Market Assets	--	--	n/m	--
Investment Securities:
Available for Sale	5,167	4,657	11.0%	5,526
Held to Maturity	7,115	6,186	15.0%	6,551
Total Interest Income	50,421	54,871	-8.1%	51,976

Interest Expense:
Transaction Deposits	144	233	-38.2%	191
Savings Deposits	356	585	-39.1%	406
Time Deposits	961	1,184	-18.9%	1,080
Short-Term Borrowed Funds	71	454	-84.4%	76
Federal Home Loan Bank Advances	122	187	-34.8%	118
Debt Financing and Notes Payable	201	422	-52.5%	200
Total Interest Expense	1,855	3,065	-39.5%	2,071

Net Interest Income	48,566	51,806	-6.3%	49,905

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	6,994	7,984	-12.4%	7,430
Merchant Processing Services	2,515	2,427	3.6%	2,358
Debit Card Fees	1,204	1,210	-0.5%	1,269
ATM Processing Fees	904	931	-2.9%	980
Trust Fees	480	447	7.3%	432
Financial Services Commissions	165	164	0.9%	111
Other	2,595	1,980	31.0%	2,625
Total Noninterest Income	14,857	15,143	-1.9%	15,205

Noninterest Expense:
Salaries and Benefits	14,113	14,899	-5.3%	14,401
Occupancy	4,124	4,073	1.3%	4,010
Outsourced Data Processing	2,101	2,329	-9.8%	2,165
Settlements	--	20	n/m	--
Amortization of Identifiable Intangibles	1,470	1,622	-9.3%	1,477
Professional Fees	1,314	896	46.6%	1,185
Equipment	922	1,091	-15.5%	943
Other Real Estate Owned	623	243	n/m	700
Courier Service	806	859	-6.1%	840
Deposit Insurance Assessment	740	1,320	-43.9%	740
Other	4,450	4,161	6.9%	4,922
Total Noninterest Expense	30,663	31,513	-2.7%	31,383

Income Before Income Taxes	29,960	32,636	-8.2%	30,927
Income Tax Provision	8,155	8,905	-8.4%	8,495
Net Income	$21,805	$23,731	-8.1%	$22,432

Average Common Shares Outstanding	28,296	29,103	-2.8%	28,433
Diluted Common Shares Outstanding	28,334	29,341	-3.4%	28,498

Per Common Share Data:
Basic Earnings	$0.77	$0.82	-6.1%	$0.79
Diluted Earnings	0.77	0.81	-4.9%	0.79
Dividends Paid	0.37	0.36	2.8%	0.36
			%
	12/31'11YTD	12/31'10YTD	Change
Interest & Fee Income:
Loans	$160,673	$177,224	-9.3%
Money Market Assets	--	2	n/m
Investment Securities:
Available for Sale	21,594	16,766	28.8%
Held to Maturity	25,712	27,163	-5.3%
Total Interest Income	207,979	221,155	-6.0%

Interest Expense:
Transaction Deposits	727	894	-18.7%
Savings Deposits	1,692	2,649	-36.1%
Time Deposits	4,386	5,175	-15.2%
Short-Term Borrowed Funds	255	1,991	-87.2%
Federal Home Loan Bank Advances	520	437	n/m
Debt Financing and Notes Payable	802	1,694	-52.7%
Total Interest Expense	8,382	12,840	-34.7%

Net Interest Income	199,597	208,315	-4.2%

Provision for Loan Losses	11,200	11,200	0.0%

Noninterest Income:
Service Charges	29,523	33,517	-11.9%
Merchant Processing Services	9,436	9,057	4.2%
Debit Card Fees	4,956	4,888	1.4%
ATM Processing Fees	3,815	3,848	-0.8%
Trust Fees	1,887	1,705	10.7%
Financial Services Commissions	423	747	-43.4%
Other	10,057	7,692	30.7%
Total Noninterest Income	60,097	61,454	-2.2%

Noninterest Expense:
Salaries and Benefits	58,501	61,748	-5.3%
Occupancy	16,209	15,633	3.7%
Outsourced Data Processing	8,844	8,957	-1.3%
Settlements	2,100	43	n/m
Amortization of Identifiable Intangibles	5,975	6,333	-5.7%
Professional Fees	4,802	3,376	42.2%
Equipment	3,837	4,325	-11.3%
Other Real Estate Owned	2,458	895	174.6%
Courier Service	3,342	3,495	-4.4%
Deposit Insurance Assessment	3,440	5,168	-33.4%
Other	18,170	17,174	5.8%
Total Noninterest Expense	127,678	127,147	0.4%

Income Before Income Taxes	120,816	131,422	-8.1%
Income Tax Provision	32,928	36,845	-10.6%
Net Income	$87,888	$94,577	-7.1%

Average Common Shares Outstanding	28,628	29,166	-1.8%
Diluted Common Shares Outstanding	28,742	29,471	-2.5%

Per Common Share Data:
Basic Earnings	$3.07	$3.24	-5.2%
Diluted Earnings	3.06	3.21	-4.7%
Dividends Paid	1.45	1.44	0.7%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at
February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840
         Westamerica Bancorporation Web Address: www.westamerica.com